Summary of significant accounting policies, estimates and judgments	9 Months Ended
Jul. 31, 2020
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Summary of significant accounting policies, estimates and judgments

Note 2 Summary of significant accounting policies, estimates and judgments
Except as indicated below, the Condensed Financial Statements have been prepared using the same accounting policies and methods used in preparation of our audited 2019 Annual Consolidated Financial Statements. Our significant accounting policies are described in Note 2 of our audited 2019 Annual Consolidated Financial Statements.
Changes in accounting policies
Leases
During the first quarter, we adopted IFRS 16
Leases
(IFRS 16), which sets out principles for the recognition, measurement, presentation and disclosure of leases, replacing the previous accounting standard for leases, IAS 17
Leases
(IAS 17). As a result of the application of IFRS 16, we changed our accounting policy for leasing as outlined below, applicable from November 1, 2019. As permitted by the transition provisions of IFRS 16, we elected not to restate comparative period results; accordingly, all comparative information is presented in accordance with our previous accounting policies, as described in our 2019 Annual Report.
As a result of the adoption of IFRS 16, we increased total assets by $5,084 million and total liabilities by $5,191 million, primarily representing leases of premises and equipment previously classified as operating leases, and reduced retained earnings by $107 million, net of taxes. The adoption of IFRS 16 reduced our CET1 capital ratio by 14 bps.
Leasing
At inception of a contract, we assess whether a contract is or contains a lease. A contract is, or contains, a lease if the contract conveys the right to obtain substantially all of the economic benefits from, and direct the use of, an identified asset for a period of time in return for consideration.
When we are the lessee in a lease arrangement, we initially record a right-of-use asset and corresponding lease liability, except for short-term leases and leases of low-value assets. Short-term leases are leases with a lease term of 12 months or less. Low-value assets are unspecialized, common, technologically unsophisticated, widely available, and widely used non-infrastructure assets. For short-term leases and leases of low-value assets, we record the lease payments as an operating expense on a straight-line basis over the lease term.
Where we are reasonably certain to exercise extension and termination options, they are included in the lease term.
The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted at our incremental borrowing rate. The lease liability is subsequently measured at amortized cost using the effective interest method, recorded in Interest expense.
The right-of-use asset is initially measured based on the initial amount of the lease liability, adjusted for lease payments made on or before the commencement date, initial direct costs incurred, and an estimate of costs to dismantle, remove, or restore the asset, less any lease incentives received.
The right-of-use asset is depreciated to the earlier of the lease term and the useful life, unless ownership will transfer to RBC or we are reasonably certain to exercise a purchase option, in which case the useful life of the right-of-use asset is used. We apply IAS 36
Impairment of assets
to determine whether a right-of-use asset is impaired and account for any identified impairment loss as described in the premises and equipment accounting policies in our 2019 Annual Report.
Impact of adoption of IFRS 16 – Leases previously classified as operating leases
At transition, lease liabilities were measured at the present value of the remaining lease payments, discounted at our incremental borrowing rate as at November 1, 2019. We applied a weighted-average incremental borrowing rate of 2.3%. Right-of-use assets are generally measured at an amount equal to the lease liability, adjusted by any prepaid or accrued lease payments. For a select number of properties, the right-of-use assets were measured as if IFRS 16 had been applied since the commencement date of the lease, discounted using our incremental borrowing rate as at November 1, 2019. The following practical expedients were adopted when applying IFRS 16 to leases previously classified as operating leases under IAS 17:
•	Election to not separate lease and non-lease components, applied to our real estate leases; and
•	Exemption from recognition for short-term and low value leases.

The following table reconciles our operating lease commitments at October 31, 2019, as previously disclosed in our 2019 Annual Consolidated Financial Statements, to the lease obligations recognized on initial application of IFRS 16 at November 1, 2019.

(Millions of Canadian dollars)
Lease commitments disclosed as at October 31, 2019	$6,175
Less: commitments related to non-recoverable tax	(360)
Less: commitments for contracts not yet commenced	(240)
Less: recognition exemption adopted for short-term and low-value leases	(83)
Plus: commitments for renewal options reasonably certain to be exercised	977
Other	(26)
Adjusted operating lease commitments as at October 31, 2019	6,443
Discounted as at November 1, 2019	5,557
Finance lease liabilities recognized as at October 31, 2019	49
Lease liability recognized as at November 1, 2019	$5,606
Impact of adoption of IFRS 16 – Leases previously classified as finance leases
The carrying amount of the right-of-use asset and lease liability at November 1, 2019 for leases previously classified as finance leases under IAS 17
Leases
was determined to be equal to the carrying amount of the lease asset and liability under IAS 17 immediately before the transition date.
Interest rate benchmark reform
During the first quarter, we early adopted amendments to IFRS 9
Financial Instruments
, IAS 39
Financial Instruments: Recognition and Measurement
and IFRS 7
Financial Instruments: Disclosures
(Amendments), applicable from November 1, 2019. These amendments modify certain hedge accounting requirements to provide relief from the effect of uncertainty caused by interest rate benchmark reform (the Reform) prior to the transition to alternative interest rates. The adoption of the Amendments had no impact to our consolidated financial statements.
We will cease to apply these Amendments as interbank offered rate (IBOR) based cash flows transition to new risk free rates or when the hedging relationships to which the relief is applied are discontinued.
Hedge Accounting
Our accounting policies relating to hedge accounting are described in Note 2 and Note 8 of our 2019 Annual Report. We apply hedge accounting when designated hedging instruments are ‘highly effective’ in offsetting changes in the fair value or cash flows of the hedged items at inception and on an ongoing basis. We perform retrospective assessments to demonstrate that the relationship has been effective since designation of the hedge and prospective assessments to evaluate whether the hedge is expected to be effective over the remaining term of the hedge. While uncertainty due to IBOR reform exists, our prospective effectiveness testing is based on existing hedged cash flows or hedged risks. Any ineffectiveness arising from retrospective testing is recognized in net income.
In addition to potential sources of ineffectiveness outlined in Note 8 of our 2019 Annual Report, the Reform may result in ineffectiveness as the transition of hedged items and related hedging instruments from IBORs to new risk free rates may occur at different times. This may result in different impacts on the valuation or cash flow variability of hedged items and related hedging instruments.
Cash flow hedges
We apply hedge accounting for cash flow hedges when the cash flows giving rise to the risk being hedged have a high probability of occurring. While uncertainty due to IBOR reform exists, we apply the relief provided by the Amendments that the IBOR benchmarks, on which the highly probable hedged cash flows are based, are not altered as a result of the Reform. In addition, associated cash flow hedge reserves are not recycled into net income solely due to changes related to the transition from IBOR to new risk free rates.
Fair value hedges
We apply hedge accounting to IBOR rates which may not be contractually specified when that rate is separately identifiable and reliably measurable at inception of the hedge relationship.

Hedging relationships impacted by interest rate benchmark reform
The following table presents the notional amount of our hedging instruments which reference IBOR that will expire after 2021 and will be affected by the Reform. The notional amounts of our hedging instruments also approximates the extent of the risk exposure we manage through hedging relationships:

As at November 1, 2019
(Millions of Canadian dollars)	Notional/Principal amounts (1)
Interest rate contracts
USD LIBOR	$26,709
EURO Interbank Offered Rate	5,589
GBP LIBOR	618
Non-derivative instruments
USD LIBOR	888
GBP LIBOR	682
$34,486

(1)	Excludes interest rate contracts and non-derivative instruments which reference rates in multi-rate jurisdictions, including the Canadian Dollar Offered Rate (CDOR) and Australian Bank Bill Swap Rate (BBSW).
IFRS Interpretations Committee Interpretation 23
Uncertainty over income tax treatments
(IFRIC 23)
During the first quarter, we adopted IFRIC 23 which provides guidance on the recognition and measurement of tax assets and liabilities under IAS 12
Income taxes
when there is uncertainty over income tax treatments, replacing our application of IAS 37
Provisions, contingent liabilities and contingent assets
for uncertain tax positions. We are subject to income tax laws in various jurisdictions where we operate, and the complex tax laws are potentially subject to different interpretations by us and the relevant taxation authorities. Significant judgment is required in the interpretation of the relevant tax laws, and in assessing the probability of acceptance of our tax positions, which includes our best estimate of tax positions that are under audit or appeal by the relevant taxation authorities. We perform a review on a quarterly basis to incorporate our best assessment based on information available, but additional liability and income tax expense could result based on the acceptance of our positions by the relevant tax authorities. The adoption of IFRIC 23 had no impact to our consolidated financial statements.
IFRS 15
Revenue from Contracts with Customers
(IFRS 15)
On November 1, 2018, we adopted IFRS 15 and reduced our opening retained earnings. In the fourth quarter of 2019, we amended our opening reduction to retained earnings to $94 million on an after-tax basis. Comparative amounts have been revised from those previously presented.
Future changes in accounting policies and disclosures
IFRS 17
Insurance Contracts
(IFRS 17)
In May 2017, the IASB issued IFRS 17 to establish a comprehensive global insurance standard which provides guidance on the recognition, measurement, presentation and disclosures of insurance contracts. IFRS 17 requires entities to measure insurance contract liabilities at their current fulfillment values using one of three approaches. In June 2020, the IASB issued amendments to IFRS 17, including deferral of the effective date by two years. This new standard will be effective for us on November 1, 2023 and will be applied retrospectively with restatement of comparatives unless impracticable. We are currently assessing the impact of adopting this standard and the amendments on our Consolidated Financial Statements.
For further details on future changes in accounting policies and disclosures that are not yet effective for us, refer to Note 2 of our audited 2019 Annual Consolidated Financial Statements.
Significant judgments, estimates, and assumptions
The COVID-19 pandemic continues to evolve and the economic environment in which we operate could be subject to sustained volatility, which could continue to negatively impact our financial results, as the duration of the pandemic, including the possibility of subsequent waves, and the effectiveness of steps undertaken by governments and central banks in response to the pandemic remains uncertain. The current environment required particularly complex judgments and estimates, and we are closely monitoring the changing conditions and their impact to the following areas.
Allowance for credit losses
Our estimation of expected credit losses in stage 1 and stage 2 continues to be a discounted probability-weighted estimate that considers five distinct macroeconomic scenarios. These include our base macroeconomic forecast, upside and downside scenarios based on reasonably possible alternative macroeconomic conditions, and additional and more severe downside scenarios designed to capture a broader range of potential credit losses in the energy and real estate sectors. Our process involves significant judgment to design and weigh macroeconomic scenarios, forecast macroeconomic variables, and assess for significant increases in credit risk.
To reflect certain characteristics not already considered in our modelled, scenario-weighted ACL, we applied expert credit judgment in determining the final expected credit losses. This included adjustments for the impact of the pandemic on our portfolios, including particularly vulnerable sectors affected by COVID-19 and the temporary effects of the bank and government led payment support programs.

Use of forward looking information
The emergence of the COVID-19 global pandemic significantly impacted our economic outlook, which is reflected in the macroeconomic variables used to estimate our stage 1 and stage 2 credit loss allowances. The environment, including government support measures continues to evolve and as a result, our macroeconomic outlook has a higher than usual degree of uncertainty and is inherently subject to change, which may materially change our estimate of stage 1 and stage 2 credit loss allowances. We are closely monitoring changes in conditions and their impact on our expected credit losses, and will continue to update our macroeconomic variables as the impact of COVID-19 progresses.
Assessment of significant increase in credit risk
To support our clients during this time, we have launched various relief programs. Utilization of a payment deferral program does not, all else being equal, automatically trigger a significant increase in credit risk. Our assessment of significant increases in credit risk continues to be primarily based on quantitative lifetime probability of default (PD) thresholds and, for our wholesale portfolios, changes in the borrower’s risk rating. Additional qualitative reviews and a 30 days past due backstop are also applied. Risk ratings and the broader macroeconomic impacts of the pandemic are largely reflected in an instrument’s lifetime PD. To the extent the impacts of COVID-19 are not already reflected within the lifetime PD model, they are reflected through the application of our expert credit judgment to assess the staging results and adjustments are made as necessary.
RBC Client relief programs
We have established relief programs to help personal and business banking clients manage the challenges of COVID-19 through payment deferrals, interest rate reductions, covenant waivers, and refinancing or credit restructuring. In some cases, the original terms of the associated financial asset were renegotiated or otherwise modified, resulting in changes to the contractual terms of the financial asset that affect the contractual cash flows. Where there was a substantial change in terms from the original financial asset, we derecognized the financial asset and recognized a new financial asset. If the modification of contractual terms did not result in derecognition of the financial asset, the carrying amount of the financial asset was recalculated as the present value of the renegotiated or modified contractual cash flows, discounted at the original effective interest rate and a gain or loss was recognized.
Government programs
To support our clients through unprecedented times, we are participating in government relief programs in Canada and in the U.S. For these programs, we have assessed whether we transferred substantially all the risks and rewards associated with the financial assets, relinquished control, or retained the rights to receive the cash flows of the financial assets but assumed an obligation to pay the cash flows to a third party subject to certain pass-through requirements.
Under the Canadian Emergency Business Account program, we have provided interest-free loans to existing eligible small business clients funded by the Export Development Bank of Canada (EDC). As we do not retain substantially all of the risks and rewards of the financial assets, and all cash flows are passed through to the EDC, these loans are not recognized on our Consolidated Balance Sheets.
Under the Business Development Bank of Canada (BDC) Co-Lending and the BDC Mid-Market Financing programs, we provide loans to eligible clients and recognize 20% and 10% of the financial assets on our balance sheet, respectively, reflective of the risks and rewards retained by the bank. Loans issued under the Export Development Canada BCAP Guarantee program are 80% guaranteed by the EDC and as we retain substantially all of the other risk and rewards of the loans, we recognize the financial assets on balance sheet. Business Credit Availability Programs (BCAP) loans are primarily presented as Wholesale loans at amortized cost.
We have also provided loans to support certain U.S. based clients, guaranteed by the United States Federal Government, as part of the Paycheck Protection Program (PPP) CARES Act. Although these loans are guaranteed by the United States Federal Government, we retain substantially all of the other risk and rewards of the loans. Accordingly, loans provided under this program have been presented in Wholesale loans at amortized cost.
Goodwill
As at July 31, 2020, $1,737 million of goodwill (October 31, 2019 – $1,727 million) was allocated to the Caribbean Banking cash generating unit (CGU). As a result of the economic disruptions triggered by COVID-19, the recoverable amount of our Caribbean Banking CGU has declined.
We estimated the recoverable amount using a fair value less costs of disposal methodology and corroborated the results using market comparable transactions. Under reasonably possible alternative scenarios, our estimated recoverable amount ranges from approximating the carrying amount to an immaterial deficit. In determining the recoverable amount, forecast future cash flows were discounted using a pre-tax rate of 11.4% (August 1, 2019 – 11.9%), reflecting a lower interest rate environment, and the terminal growth rate used was 3.7% (August 1, 2019 – 4.2%), reflecting lower inflation and uncertainty due to the pandemic. A 50 bps change in the discount rate would increase and decrease the recoverable amount by $333 million and $287 million, respectively. A 50 bps change in the terminal growth rate would increase and decrease the recoverable amount by $264 million and $227 million, respectively. A reduction in the forecasted cash flows of 10% per annum would reduce the recoverable amount by $392 million. Changes in these assumptions have been applied holding other individual factors constant. However, changes in one factor may be magnified or offset by related changes in other assumptions as impacts to the recoverable amount are highly interdependent and changes in assumptions may not have a linear effect on the recoverable value of the CGU. In aggregate, the range of reasonably possible outcomes would not materially affect the recoverable amount of the CGU.
Due to the COVID-19 impacts on the cash flow outlook for our businesses, we completed sensitivity analysis on certain other CGUs significantly impacted by the pandemic. This included updating certain key assumptions and judgments used in estimating the recoverable amount of certain CGUs through completing sensitivity testing on our discount rates and forecast future cash flows to determine whether the CGUs’ recoverable amounts continue to exceed their carrying amounts. We determined that no impairment existed.
The environment is rapidly evolving and as a result, our economic outlook has a higher than usual degree of uncertainty, which may materially change the estimated recoverable amount of our CGUs and result in an impairment charge in future periods. Actual experience may differ materially from current expectations, including in relation to the duration and severity of the economic contraction and the ultimate timing and extent of a future recovery. We will continue to monitor the impact of changes in key assumptions and judgments underpinning our estimated recoverable amounts as information emerges over future quarters.
For further details on our significant estimates and judgments, refer to Note 2 of our audited Annual Consolidated Financial Statements.